TFS CAPITAL INVESTMENT TRUST

Supplement dated November 12, 2014
To the Summary Prospectus, Prospectus and Statement of Additional Information of
TFS Market Neutral Fund all dated March 1, 2014

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information ("SAI") of TFS Market Neutral Fund, a series of TFS Capital Investment Trust (the "Trust"), dated March 1, 2014.  You should retain this Supplement for future reference.  Copies of the Summary Prospectus, Prospectus, and SAI, as supplemented, may be obtained free of charge by calling us at 1.888.534.2001 or by visiting www.TFSCapital.com.

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The "Annual Fund Operating Expenses" table for TFS Market Neutral Fund has been restated as follows:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	1.65%
Distribution (12b-1) Fees	None
Acquired Fund Fees and Expenses	0.06%
Other Expenses:
Dividend and interest expense on securities sold short	1.08%
Brokerage expense on securities sold short	5.18%
Other operating expenses	0.16%
Total Other Expenses	6.42%
Total Annual Fund Operating Expenses(2)	8.13%

(1)	Management Fees have been restated to reflect the current management fee.
(2)	The Adviser has contractually agreed to reduce Management Fees and to absorb the Fund's other operating expenses (for the life of the Fund) to the extent necessary to limit annual ordinary operating expenses to an amount not exceeding 1.90% of the Fund's average daily net assets. Management Fee reductions and expenses absorbed by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause the ordinary operating expenses of the Fund to exceed the 1.90% limit. Ordinary operating expenses includes all Fund expenses except brokerage, taxes, borrowing costs such as interest and dividend expenses on securities sold short, Acquired Fund Fees and Expenses and extraordinary expenses. The Adviser's right to receive repayment of any Management Fee reductions and/or expense reimbursements terminates if the Adviser ceases to serve as investment adviser to the Fund. This agreement may be terminated by either the Fund or the Adviser upon not less than 60 days prior written notice to the other party, provided, however, that (1) the Adviser may not terminate the agreement without the approval of the Board of Trustees, and (2) the agreement will terminate automatically as to the Fund if, and when, the Adviser ceases to serve as investment adviser of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE